Exhibit 99.1

 AdvanSix.com
News Release

ADVANSIX ISSUES STATEMENT ON PHENOL CUSTOMER FORCE MAJEURE

Parsippany, N.J., March 11, 2019 – AdvanSix (NYSE: ASIX) today informed its phenol customers that it is declaring force majeure as a result of shortages and delivery delays of its key raw material, cumene. The Company’s cumene deliveries have been reduced driven by weather-related logistics disruptions in the Gulf Coast area and supplier operational constraints. As a result of this force majeure event, phenol production at the Company’s Frankford, Pennsylvania facility and caprolactam production at its Hopewell, Virginia facility have been reduced.
“We are actively working with a number of suppliers to mitigate the impact of the reduced output on our customers’ operations,” said Erin Kane, president and CEO of AdvanSix. “We are confident in our action plan to return to planned utilization rates, which is expected in approximately two weeks.”
The Company expects to incur an approximately $8 to $10 million unfavorable impact to pre-tax income in the first quarter 2019, including the unfavorable impact of fixed cost absorption, lost sales, and incremental raw material and logistics costs.
The force majeure has been declared only for phenol and will not impact shipments of other products produced at the Company’s Frankford facility, including acetone and alpha-methylstyrene due to adequate inventory levels.

About AdvanSix
AdvanSix is a leading manufacturer of Nylon 6, a polymer resin which is a synthetic material used by our customers to produce engineered plastics, fibers, filaments and films that, in turn, are used in such end-products as automotive and electronic components, carpets, sports apparel, fishing nets and food and industrial packaging. As a result of our backward integration and the configuration of our manufacturing facilities, we also sell caprolactam, ammonium sulfate fertilizer, acetone and other intermediate chemicals, all of which are produced as part of our Nylon 6 integrated manufacturing chain. More information on AdvanSix can be found at http://www.advansix.com.

Forward Looking Statements
This release contains certain statements that may be deemed “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, that address activities, events or developments that our management intends, expects, projects, believes or anticipates will or may occur in the future are forward-looking statements. Forward-looking statements may be identified by words like "expect," "anticipate," "estimate," “outlook”, "project," "strategy," "intend," "plan," "target," "goal," "may," "will," "should" and "believe" or other variations or similar terminology. Although we believe forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties and other factors, many of which are beyond our control and difficult to predict, which may cause the actual results or performance of the company to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to: general economic and financial conditions in the U.S. and globally; growth rates and cyclicality of the industries we serve; the impact of scheduled turnarounds and significant unplanned downtime and interruptions of production or logistics operations as a result of mechanical issues or other unanticipated events such as fires, severe weather conditions, and natural disasters, impacting us or our suppliers; price fluctuations and supply of raw materials; our operations requiring substantial capital; risks associated with our indebtedness including with respect to restrictive covenants; failure to develop and commercialize new products or technologies; loss of significant customer relationships; adverse trade and tax policies; extensive environmental, health and safety laws that apply to our operations; hazards associated with chemical manufacturing, storage and transportation; litigation associated with chemical manufacturing and our business operations generally; inability to acquire and integrate businesses, assets, products or technologies; protection of our intellectual property and proprietary information; prolonged work stoppages as a result of labor difficulties; cybersecurity and data privacy incidents; failure to maintain effective internal controls; disruptions in transportation and logistics; our inability to achieve some or all of the anticipated benefits of the spin-off from Honeywell including uncertainty regarding qualification for expected tax treatment; fluctuations in our stock price; and changes in laws or regulations applicable to our business. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Such forward-looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by such forward-looking statements. We identify the principal risks and uncertainties that affect our performance in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2018.

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Contacts:
Media	Investors
Debra Lewis	Adam Kressel
(973) 526-1767	(973) 526-1700
debra.lewis@advansix.com	adam.kressel@advansix.com